UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 4, 2013, Virgin Media Inc. (the “Company”) held a special meeting of its stockholders to, among other things, consider and vote on a proposal to adopt and approve the previously announced Agreement and Plan of Merger, dated as of February 5, 2013 (as amended from time to time, the “Merger Agreement”), by and among Liberty Global, Inc. (“Liberty Global”), the Company, Liberty Global Corporation Limited, a private limited company incorporated under English law and wholly owned by Liberty Global (“New Liberty Global”), and certain other wholly owned subsidiaries of Liberty Global (the “Merger Subs”).  At that special meeting, the Company’s stockholders voted to adopt the Merger Agreement, pursuant to which, among other things, through a series of mergers involving wholly owned subsidiaries of Liberty Global, Liberty Global and the Company would become wholly owned subsidiaries of New Liberty Global, each outstanding share of Liberty Global common stock would be exchanged for one ordinary share of the corresponding class of New Liberty Global ordinary shares and each outstanding share of the Company’s common stock would be exchanged for (a) 0.2582 of a class A ordinary share of New Liberty Global, (b) 0.1928 of a class C ordinary share of New Liberty Global and (c) $17.50 in cash, without interest. The Company’s stockholders also voted to approve, on an advisory non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the mergers. The Company’s stockholders also voted to approve the adjournment of the special meeting to a later date if there were not sufficient votes at the time of the special meeting to adopt the Merger Agreement, but such adjournment was deemed unnecessary. Stockholders owning a total of 217,047,384 shares voted to adopt the Merger Agreement at the special meeting, representing approximately 80.22% of the shares of the Company’s common stock outstanding as of the record date for the special meeting.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the special meeting are as follows:

Proposal 1: Adoption of the Merger Agreement.

For	Against	Abstain
216,655,981	28,848	334,161

Proposal 2: Advisory Vote Regarding Merger-Related Compensation.

For	Against	Abstain
210,772,368	1,408,390	4,838,996

Proposal 3: Adjournment or Postponement of the Special Meeting.

Not presented because Proposals #1 and #2 were approved.

The mergers are subject to customary closing conditions contained in the Merger Agreement and the transactions contemplated by the Merger Agreement are expected to be completed on or about June 7, 2013.

If the Mergers are completed on June 7, 2013, then the Company expects that:

•                  the Company common stock will continue to trade on the NASDAQ Global Select Market until the close of business on June 7, 2013; and

•                  the Company common stock will be suspended and removed from trading on the NASDAQ Global Select Market following the close of business on June 7, 2013 and prior to the open of trading on June 10, 2013.

In addition, as announced on May 13, 2013, the Company intends that the listing of its ordinary shares on the Official List and the admission of those shares to trading on the Main Market of the London Stock Exchange will be cancelled with effect from 8:00 A.M. London time on June 10, 2013, which is the trading day immediately following the date on which the mergers are expected to become effective.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Various statements contained in this document constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Words like “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expects,” “estimates,” “projects,” “positioned,” “think,” “strategy,” and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. These factors, among others, include the following:

•                  We have entered into a Merger Agreement with Liberty Global, Inc., or Liberty Global, which is subject to certain conditions, and as a result the merger may not be consummated; our operations, both before and after consummation of the merger, will be impacted;

•                  We operate in highly competitive markets which may lead to a decrease in our revenue, increased costs, increased customer churn or a reduction in the rate of customer acquisition;

•                  The sectors in which we compete are subject to rapid and significant changes in technology, and the effect of technological changes on our businesses cannot be predicted;

•                  Adverse economic developments could reduce customer spending for our TV, broadband, and telephony services and increase churn, either of which could therefore have a material adverse effect on our revenue;

•                  Our fixed line telephony revenue is declining and unlikely to improve;

•                  A failure in our network and information systems, whether caused by a natural failure or a security breach, could significantly disturb our operations, which could have a material adverse effect on those operations, our business, our results of operations and financial condition;

•                  Unauthorized access to our network resulting in piracy could result in a loss of revenue;

•                  We rely on third-party suppliers and contractors to provide necessary hardware, software or operational support and are reliant on them in a way that could economically disadvantage us;

•                  The “Virgin” brand is not under our control and the activities of the Virgin Group and other licensees could have a material adverse effect on the goodwill of customers towards us as a licensee;

•                  Our inability to obtain popular programming or to obtain it at a reasonable cost could potentially have a material adverse effect on the number of customers or reduce margins;

•                  Our consumer mobile service relies on EE’s network to carry its communications traffic;

•                  We do not insure the underground portion of our cable network and various pavement-based electronics associated with our cable network;

•                  We are subject to currency and interest rate risks;

•                  We are subject to tax in more than one tax jurisdiction and our structure poses various tax risks;

•                  Acquisitions and other strategic transactions present many risks, and we may not realize the financial and strategic goals that were contemplated at the time of any transaction;

•                  Adverse changes in our financial outlook may result in negative or unexpected tax consequences which could adversely affect our net income;

•                  We are subject to significant regulation, and changes in U.K. and EU laws, regulations or governmental policy affecting the conduct of our business, which may have a material adverse effect on our ability to set prices, enter new markets or control our costs;

•                  We have substantial indebtedness that may have a material adverse effect on our available cash flow, our ability to obtain additional financing if necessary in the future, our flexibility in reacting to competitive and technological change and our operations;

•                  We may not be able to fund our debt service obligations in the future;

•                  The covenants under our debt agreements place certain limitations on our ability to finance future operations and how we manage our business; and

•                  We are a holding company dependent upon cash flow from subsidiaries to meet our obligations.

These and other factors are discussed in more detail under “Risk Factors” in our annual report filed with the SEC on Form 10-K on February 7, 2013 (as amended from time to time). We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2013

VIRGIN MEDIA INC.

By:	/s/ Howard Kalika
Name:	Howard Kalika
Title:	Assistant Secretary